

Medical Action Industries
UBS Global Life Sciences Conference

September 20, 2012

Forward-Looking Statements

Any statement concerning Management's expectation with respect to future results is a forward-looking statement based upon reasonable information and assumptions currently available to Management; however Management does not intend the statement to be a representation as to future results. Future results are subject to risks and uncertainties, including the risk factors described in the Company's filings with the Securities and Exchange Commission, which include those in the Form 10-K for the year ended March 31, 2012. Actual results in the future may differ materially from Management's current expectations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to revise or update this presentation to reflect events or circumstances that occur after the date of this presentation.

Medical Action INDUSTRIES INC.

Executive Summary

Introduction to Medical Action Industries

- Medical Action is a leading global manufacturer and supplier of high quality single use / disposable medical products
  - Market leadership in key product lines
  - 35 year reputation for superior value, quality and service
  - Publicly traded on NASDAQ since 1984
- Net Sales approaching $450 million
- Nearly 1500 employees
- Strong history acquisition-related and organic growth

The Medical Action Mission

"Committed to being *the* Trusted Partner, delivering innovative solutions to the healthcare community for the purpose of improving quality care and enhancing the patient experience."



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FORBES
200 BEST SMALL COMPANIES
2008

Medical Action Industries Inc.

Global Manufacturing

- Global Manufacturing Operations and Relationships
  - Nearly 750,000 square feet of manufacturing and office facilities
  - Import approximately $75 million each year



Clarksburg, West Virginia
Shanghai, China
Brentwood, New York
Gallaway, Tennessee
Toano, Virginia
Arden, North Carolina

Medical Action INDUSTRIES INC.

Market Opportunity

A large and growing market for medical supplies

- Large Addressable Market
  - $307+ billion global medical device market, going to nearly $350 billion by 2016 [1]
  - $105+ billion U.S. medical device market [2]
  - $38 billion U.S. disposable medical supplies market, going to over $46 billion by 2016 [3]
- Drivers
  - Aging population, increasingly with chronic conditions
    - Healthcare infrastructure is stressed already
  - Technological advances aimed at reducing costs and improving outcomes
  - Increased use of disposables
    - Infection prevention
    - Time management
    - Cost controls
    - Improve patient outcomes

1) 2012 data, from Epsicom Business Intelligence "World Medical Market Forecasts 2017"
2) 2011 data, from Epsicom Business Intelligence "The Medical Device Market: USA, Opportunities and Challenges"
3) 2011 data, from Freedonia Group Inc. "Disposable Medical Supplies to 2016 - Market Research, Market Share, Market Size, Sales, Demand Forecast, Market Leaders, Company Profiles, Industry Trends"

Medical Action INDUSTRIES INC.

Strategy to Achieve Success

National Reach to Most Major Facilities

- Capitalize on national footprint
- Drive penetration of all product lines
- Develop more value-added products

Improve Outcomes & Lower Costs

- Improve clinical outcomes, reduce infection rates and increase comfort
- Assist hospitals in lowering their costs to provide critical care

Leadership & Management

- Create a leadership organization to foster growth and collaboration
- Establish performance-based culture to manage the business
- Increase focus by establishing three strategic business units

Business Channels and SBUs

To address these strategies, Medical Action has created a more focused organizational structure

- Medical Action operates and reports in one business segment — disposable medical supplies
- We disclose net revenue along two primary business channels – Patient Care and Clinical Care
  - Both channels exhibited growth from FY2011 to FY2012 (fiscal year end: March 31)
- We recently announced formation of these three SBUs which will allow us to manage our business much closer to the customer
  - Each of these SBUs has unique opportunities in selling, sourcing and manufacturing products



FY 2011
$362 mm
Patient Care; $158; 44%
Clinical Care; $205; 56%

Patient Care	Clinical Care	
Patient Care	Custom Procedure Trays	Minor Procedure Kits & Trays



FY 2012
$437 mm
Patient Care; $173; 40%
Clinical Care; $264; 60%

Medical Action INDUSTRIES INC.

Patient Care

Patient Bedside Disposables/Reusables







Lab Products

- Triangular Graduates
- Lab Containers
- Tri-pour beakers



Stainless Steel



Urology

- Commode Collectors
- 24-hour collectors
- Mid-stream Catch kits



Specimen Containers

- Sterile, Std & Nesting
- Non-Sterile, Std & Nesting



Medical Action Industries Inc.

Custom Procedure Trays

- Approximately $2 billion U.S. market
- 90% of all hospitals use at least one Custom Procedure Tray
- 55% of all single-use materials are delivered in a Custom Procedure Tray





Minor Procedure Kits & Trays

- Provides consistency of quality for nursing care
- Improved cost and ease of inventory, stocking and replenishment







Central Line Dressing Change Tray

General Purpose and Instrument Trays

IV Start Kits

Laceration Trays

Suture Removal Trays

PICC / Vascular Access Trays

Minor Procedure Accessories






Coverlet







Medical Action INDUSTRIES INC.



Medical Action INDUSTRIES INC.

Financial Overview

Financial Overview – Net Sales

Medical Action has a history of solid top line growth performance



Net Sales
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$71.0
$437.3
CAGR ('00-'12): 15%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Amounts in $ million; Fiscal Years ended March 31

Medical Action INDUSTRIES INC.

Financial Overview – Operating Income

Despite strong historic growth in Operating Income, recent cost increases have had an impact



Operating Income
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR ('00-'10): 15%
$6.1
$28.7
$5.6
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Amounts in $ million; Fiscal Years ended March 31

Medical Action Industries Inc.

Investment Highlights

Industry Dynamics

- Significant player in large and growing market
- Aging population
- Increased use of disposable medical supplies

Corporate Initiatives

- Focus on Improving Core Operations
  - Salesforce effectiveness and discipline
  - Cost and expense management
  - Production planning and efficiencies, including raw materials management
- Continue measured growth opportunities
  - Leverage our broad national footprint to deepen our relationships with our customers
  - Increase "share of wallet"
- Strategic opportunities
  - Primarily focused on product adjacencies and higher product margins
  - Opportunistically considering complementary product lines

Medical Action INDUSTRIES INC.

Selection of Products


Bedside Products
Containment
Measure & Collect
Medical Products
Stainless Products
Kits & Trays
Operating Room



Medical Action INDUSTRIES INC.

Medical Action Industries
UBS Global Life Sciences Conference

September 20, 2012